EXHIBIT 1.5


                           CERTIFICATION OF AMENDMENT
                                       AND
                              ARTICLES OF AMENDMENT
                                       FOR
                             TRIMARK OIL & GAS LTD.











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

                                   EXHIBIT 1.5



YUKON [Logo Omitted]        BUSINESS CORPORATIONS ACT
Justice                              FORM 5



                            CERTIFICATE OF AMENDMENT



                             TRIMARK OIL & GAS LTD.







I hereby certify that the articles of the above-mentioned corporation were amended:

__ under section 16 of the Business Corporations Act to change the name of the corporation in accordance with the attached notice.

__ under section 30 of the Business Corporations Act as set out in the attached Articles of Amendment designating a series of shares.

 X       under  section 179 of the Business  Corporations  Act as set out in the
---      attached Articles of Amendment.

__ under section 194 of the Business Corporations Act as set out in the attached Articles of Reorganization.

__ under section 195 of the Business Corporations Act as set out in the attached Articles of Arrangement.



Register of Corporations
Government of Yukon, Canada
         SEAL
                                                       /s/ Richard Roberts
Corporate Access Number:  25944                        -------------------------
Date of Amendment:  1997-06-16                         M. Richard Roberts
                                                       Registrar of Corporations








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YUKON
JUSTICE





                            BUSINESS CORPORATIONS ACT
                               (Section 30 or 179)




                                                                       Form 5-01
                                                            ARTICLE OF AMENDMENT

--------------------------------------------------------------------------------

1.       Name of Corporation:

         INTERNATIONAL TRIMARK RESOURCES LTD.                    ACCESS   #23827

--------------------------------------------------------------------------------

2. The Articles of the above-named corporation are amended pursuant to a court order:

         Yes [   ]                      No  [ X ]

--------------------------------------------------------------------------------

3.       The Articles of the above-named corporation are amended as follows:

         (i)      The corporation change its name to TRIMARK OIL & GAS LTD.

         (ii) The articles of the corporation are amended by consolidating the issued common shares of the Corporation on the basis that two of such shares shall become one common share.

--------------------------------------------------------------------------------

4.       DATE                   SIGNATURE                          TITLE

         June 16, 1997          /s/ Nick DeMare                    Director

--------------------------------------------------------------------------------


                                                                  [STAMP]

                                                                   FILED
                                                                Jun 16, 1997
                                                              DEPUTY REGISTRAR
                                                              OF CORPORATIONS


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